                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2005 (MAY 17, 2005)

                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)

          LOUISIANA                      0-23383                 72-1395273
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                           4500 NE EVANGELINE THRUWAY
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         SECURITIES PURCHASE AGREEMENT

         On May 18, 2005, OMNI Energy Services Corp. (the "Company") announced that it had entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of May 17, 2005, among the Company, The Dennis R. Sciotto Family Trust Dated December 19, 1994, Edward E. Colson, III Family Trust Dated January 2, 1995, Jimit Mehta, James C. Eckert and G. Darcy Klug (collectively, the "Purchasers").

         Pursuant to the terms of the Securities Purchase Agreement, the Company agreed to issue to the Purchasers (i) an aggregate of up to 5,000 shares of Series C 9% Convertible Preferred Stock, no par value (the "Series C Preferred Stock"), and (ii) warrants (the "Warrants") representing the right to purchase up to an aggregate of 6,550,000 shares of the common stock of the Company, par value $0.01 per share ("Common Stock"), for the exercise prices described therein.

         The transactions contemplated by the Securities Purchase Agreement close in two tranches. On May 17, 2005, the closing date of the first tranche, the Company issued an aggregate of 3,500 shares of Series C Preferred Stock and Warrants to acquire up to 4,585,000 shares of Common Stock, in exchange for $3,500,000. Subject to the terms and conditions set forth in the Securities Purchase Agreement, the second tranche is scheduled to close on August 15, 2005, at which time the remainder of the Series C Preferred Stock and Warrants will be issued.

         The Series C Preferred Stock is convertible into shares of Common Stock at an initial conversion price of $1.95 per share. The 5,000 shares of Series C Preferred Stock converts into approximately 2,564,103 shares of Common Stock. Cumulative dividends will accrue on the Series C Preferred Stock at 9% per annum and will be payable in equal quarterly installments. Beginning on May 17, 2009, the Company will have the right to redeem the shares of Series C Preferred Stock, in whole or in part, at a price equal to $1,000 per share plus an amount equal to all dividends (whether or not declared or due) accrued and unpaid on each such share up to the date of the redemption, subject to the Purchaser's right to convert the Series C Preferred Stock into Common Stock.

         The Warrants issued in the first tranche, which together are estimated to be exercisable into 4,585,000 shares of Common Stock, will be issued as follows: (i) 3,360,000 five-year warrants exercisable at a price per share of $1.95 (the "Series A Warrants"); (ii) 875,000 five-year warrants exercisable at a price per share of $2.50 (the "Series B Warrants"); and (iii) 350,000 five-year warrants exercisable at a price per share of $3.50 (the "Series C Warrants").

         The foregoing discussion is only a summary and is qualified in its entirety by reference to the Securities Purchase Agreement, the Warrants, the Articles of Amendment to the Articles of Incorporation of the Company filed by the Company in connection with the foregoing transactions (the "Articles of Amendment"), the Registration Rights Agreement and the press release filed as exhibits hereto and incorporated herein by reference.

         CREDIT FACILITIES

         On May 18, 2005, the Company announced it had completed $65 million of senior credit facilities (the "Senior Credit Facilities") with a syndicate of lenders including General Electric Capital Corporation and Webster Business Credit Corporation. The proceeds will be used to re-finance certain long-term debt and provide working capital.

         The Senior Credit Facilities include a $50 million equipment Term A Loan and a $15 million working capital revolver. Borrowing under the asset based Term A Loan is determined by advance rates on the agreed upon value of the Company's unencumbered aviation, seismic drilling and environmental equipment. The Term A Loan matures in 60 months, with level amortization over 120 months. Principal

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payments will be made quarterly, with interest accruing at an initial rate of
30-day LIBOR plus 6.5%, also payable quarterly, in arrears.

         The Company also announced that it has increased its working capital revolver (the "Revolver") with Webster Business Credit Corporation to $15 million from $12 million, pursuant to the Amended and Restated Credit and Security Agreement (the "Revolver Agreement"). Availability under the Revolver is based upon the Company's level of eligible accounts receivable and inventories of spare parts. The Revolver matures in 60 months and will initially accrue interest at a rate of prime plus 2.5%, or at the Company's option, LIBOR plus 5%, payable monthly in arrears.

         The foregoing discussion is only a summary and is qualified in its entirety by reference to the Credit Agreement and the Revolver Agreement, copies of which are attached as exhibits hereto and incorporated herein by reference.

         SETTLEMENT AGREEMENTS

         On May 18, 2005, the Company announced that it had entered into settlement agreements (the "Settlement Agreements") with all of the holders of its 6.5% Subordinated Convertible Debentures (the "Debenture Holders"). The Settlement Agreements provide for (i) the payment to the Debenture Holders of approximately $4.0 million in cash, (ii) the issuance of 2 million shares of Common Stock to the Debenture Holders; and (iii) the issuance of approximately $4.3 million of 8% subordinated notes, payable over 3 years, to the Debenture Holders. The Company has also agreed to register the 2 million shares of Common Stock under a new Registration Rights Agreement with each of the Debenture Holders, copies of which are attached as exhibits hereto. Pursuant to the terms of the Settlement Agreements, in exchange for the full and complete extinguishment of the Debentures and the release of all claims against the Company, the Company has agreed to dismiss the Debenture Holders from certain litigation recently filed by the Company against the Debenture Holders alleging violations of Section 16(b) of the Securities Exchange Act of 1934, among other things.

         The foregoing discussion is only a summary and is qualified in its entirety by reference to the Settlement Agreements and the Registration Rights Agreements referenced in the preceding paragraph, copies of which are attached as exhibits hereto and incorporated herein by reference.

         SURRENDER OF NOTE AGREEMENT

         On May 18, 2005, the Company announced that it had entered into a Surrender of Note Agreement dated May 18, 2005 (the "Surrender of Note Agreement") with certain of its subordinated debt holders. The Surrender of Note Agreement revises the payment terms of $2 million of $3 million in outstanding subordinated debt issued in connection with the Company's June 2004 acquisition of Trussco, Inc. In addition, the Surrender of Note Agreement cancels $1 million of a $3 million earnout note also issued in connection with the Trussco, Inc. acquisition (the "Earnout Note").

         Under the terms of the Surrender of Note Agreement, OMNI will pay to the holders of the subordinated debt, $1 million cash on or before August 16, 2005, and will issue the subordinated debt holders 200,000 shares of Common Stock in full and complete satisfaction of $2 million of subordinated debt and cancellation of $1 million of the Earnout Note. The terms of the balance of the $1 million of the subordinated debentures and $2 million of the Earnout Note will remain unchanged.

ITEM 1.02. TERMINATION OF MATERIAL DEFINITIVE AGREEMENTS

         The $6.5 million Promissory Note dated October, 22, 2005 payable to Beal Bank, SSB, issued by the Company and four of its wholly-owned subsidiaries has been paid in full and the related security agreement, of even date therewith, terminated.

         The Credit and Security Agreement by and among the Company and two of its subsidiaries, as borrowers, and Whitehall Business Credit Corporation, as lender, dated December 23, 2003, was

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superseded by the Amended and Restated Credit and Security Agreement, a copy of which is attached hereto and incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         In connection with and as contemplated by the Settlement Agreements, the Company executed three Subordinated Promissory Notes, made effective by the Settlement Agreements on May 17, 2005, in favor of Provident Premier Master Fund, Ltd.; Portside Growth and Opportunity Fund and Manchester Securities Corp. The Subordinated Promissory Notes are in the amounts of $1,074,480.09; $1,074,480.09 and $2,148,960.18, respectively.

         The Company entered into the Senior Credit Facilities as summarized in
Item 1.01 above. The information disclosed in Item 1.01 of this Current Report on Form 8-K relating to the Senior Credit Facilities is incorporated by reference herein.

         The foregoing discussion is only a summary and is qualified in its entirety by reference to the Subordinated Promissory Notes, the Credit Agreement and the Revolver Agreement, copies of which are attached as exhibits hereto and incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         On May 17, 2005, the Company entered into the Securities Purchase Agreement pursuant to which the Company agreed to issue up to 5,000 shares of Series C Preferred Stock and Warrants to purchase up to 6,550,000 shares of Common Stock for an aggregate purchase price of $5,000,000. On May 17, 2005, the closing date of the first tranche, (i) an aggregate of 3,500 shares of Series C Preferred Stock were issued and (ii) Warrants were issued, which together are exercisable into up to 4,585,000 shares of Common Stock. These securities were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The Company has agreed to file a registration statement with respect to these securities as soon as reasonably practicable.

         The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 3.03. MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS

         On May 17, 2005, the Company filed the Articles of Amendment with the Louisiana Secretary of State. The Articles of Amendment define the rights of the Series C Preferred Stock. Pursuant to the Articles of Amendment, the shares of the Series C Preferred Stock to be issued pursuant to the Securities Purchase Agreement have certain rights as to conversion, liquidation and adjustment to conversion price; provided, however, that, until the shareholders of the Company approve the transaction, in no event may a holder of Series C Preferred Stock be entitled to convert shares of Series C Preferred Stock if after such conversion the holder will hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such conversion.

         The foregoing description of the Articles of Amendment and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety reference to the Articles of Amendment, a copy of which is filed as an exhibit hereto and is hereby incorporated herein by reference.

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(C) EXHIBITS

Exhibit Number                              Description
--------------                              -----------
    3.1               Articles of Amendment to the Articles of Incorporation of
                      the Company

    4.1               Form of Series A Warrant

    4.2               Form of Series B and Series C Warrant

    4.3 Registration Rights Agreement, dated May 17, 2005, by and between the Company and certain investors identified therein

    4.4 2005 Registration Rights Agreement, dated May 17, 2005, by and between the Company and Portside Growth and Opportunities Fund

    4.5 2005 Registration Rights Agreement, dated May 17, 2005, by and between the Company and Provident Premier Master Fund,
                      Ltd.

    4.6 2005 Registration Rights Agreement, dated May 17, 2005, by and between the Company and Manchester Securities Corp.

    10.1 Securities Purchase Agreement, dated May 17, 2005, by and between the Company and certain investors identified therein

    10.2              Credit Agreement, dated May 18, 2005, by and between the
                      Company and certain parties identified therein

    10.3              Amended and Restated Credit and Security Agreement, dated
                      May 18, 2005, by and between the Company and certain parties identified therein

    10.4              Settlement Agreement, dated May 17, 2005, among the
                      Company, Portside Growth and Opportunities Fund and Ramius
                      Capital Group, LLC

    10.5              Settlement Agreement, dated May 17, 2005, between the
                      Company and Provident Premier Master Fund, Ltd.

    10.6              Settlement Agreement, dated May 17, 2005, among the
                      Company, Manchester Securities Corp. and Elliot Management
                      Corporation

    10.7 Subordinated Promissory Note, effective May 17, 2005, made by the Company in favor of Portside Growth and Opportunities Fund ($1,074,480.09)

    10.8 Subordinated Promissory Note, effective May 17, 2005, made by the Company in favor of Provident Premier Master Fund, Ltd. ($1,074,480.09)

    10.9              Subordinated Promissory Note, effective May 17, 2005, made by the Company in favor of Manchester Securities Corp.
                      ($2,148,960.18)

    10.10 Surrender of Note Agreement, dated May 18, 2005, by and between the Company and certain parties identified therein

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
99.1 Press Release, dated as of May 18, 2005, relating to the Securities Purchase Agreement

99.2 Press Release, dated as of May 18, 2005, relating to the Credit Agreement

99.3 Press Release, dated as of May 18, 2005, relating to the Settlement Agreements

99.4 Press Release, dated as of May 18, 2005, relating to the Subordinated Debt

                                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   OMNI ENERGY SERVICES CORP.
Dated: May 23, 2005

                                                   By:     /s/ G. Darcy Klug
                                                       -------------------------
                                                            G. Darcy Klug
                                                       Executive Vice President

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                                  EXHIBIT INDEX

Exhibit Number                               Description
--------------                               -----------
    3.1               Articles of Amendment to the Articles of Incorporation of
                      the Company

    4.1               Form of Series A Warrant

    4.2               Form of Series B and Series C Warrant

    4.3 Registration Rights Agreement, dated May 17, 2005, by and between the Company and certain investors identified therein

    4.4 2005 Registration Rights Agreement, dated May 17, 2005, by and between the Company and Portside Growth and Opportunities Fund

    4.5 2005 Registration Rights Agreement, dated May 17, 2005, by and between the Company and Provident Premier Master Fund,
                      Ltd.

    4.6 2005 Registration Rights Agreement, dated May 17, 2005, by and between the Company and Manchester Securities Corp.

    10.1 Securities Purchase Agreement, dated May 17, 2005, by and between the Company and certain investors identified therein

    10.2              Credit Agreement, dated May 18, 2005, by and between the
                      Company and certain parties identified therein

    10.3              Amended and Restated Credit and Security Agreement, dated
                      May 18, 2005, by and between the Company and certain parties identified therein

    10.4              Settlement Agreement, dated May 17, 2005, among the
                      Company, Portside Growth and Opportunities Fund and Ramius
                      Capital Group, LLC

    10.5              Settlement Agreement, dated May 17, 2005, between the
                      Company and Provident Premier Master Fund, Ltd.

    10.6              Settlement Agreement, dated May 17, 2005, among the
                      Company, Manchester Securities Corp. and Elliot Management
                      Corporation

    10.7 Subordinated Promissory Note, effective May 17, 2005, made by the Company in favor of Portside Growth and Opportunities Fund ($1,074,480.09)

    10.8 Subordinated Promissory Note, effective May 17, 2005, made by the Company in favor of Provident Premier Master Fund, Ltd. ($1,074,480.09)

    10.9              Subordinated Promissory Note, effective May 17, 2005, made by the Company in favor of Manchester Securities Corp.
                      ($2,148,960.18)

    10.10 Surrender of Note Agreement, dated May 18, 2005, by and between the Company and certain parties identified therein

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
99.1 Press Release, dated as of May 18, 2005, relating to the Securities Purchase Agreement

99.2 Press Release, dated as of May 18, 2005, relating to the Credit Agreement

99.3 Press Release, dated as of May 18, 2005, relating to the Settlement Agreements

99.4 Press Release, dated as of May 18, 2005, relating to the Subordinated Debt